Developing Breakthrough Therapies for Rare Inflammatory Diseases www.CorbusPharma.com OTCQB: CRBP Exhibit 99.1

2
Forward-Looking Statement

This presentation contains certain forward-looking statements, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature.  Additional written and oral forward-looking statements may be made by the
Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.  The
Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements.
These statements may be identified by the use of forward-looking expressions, including, but not limited to,
“expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would,”
“will” and similar expressions and the negatives of those terms.  These statements involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Prospective investors are cautioned not to place undue reliance on such forward-
looking statements, which speak only as of the date of this presentation.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

3
Overview
• Corbus Pharma is focusing on rare, life-threatening, chronic inflammatory diseases
•
Lead drug Resunab™:  a first-in-class oral anti-inflammatory/fibrosis small molecule
• Acts to trigger inflammatory resolution: the “off” switch for chronic inflammation
• Proven safe in Phase 1 + promising pre-clinical potency in multiple animal models
• Phase 2 clinical trials to commence 2015:
• Successful $10.3m private financing round (May 2014)
• Obtained $1.3m in NIH grants
• IP protection until 2033 and potentially longer
• Commenced trading on OTC.QB in October 2014

• Cystic Fibrosis (CF)
• Diffuse Systemic Sclerosis (SSC) also known as “Scleroderma”

Our Target Indications: Current & Future
Indication
Patient numbers
(USA)
Estimated
Market size
Current therapies for
inflammation
Drawbacks to current
therapies
Current lead indications:
Cystic Fibrosis 30,000 >$3B Steroids, ibuprofen Considerable side effects
Diffuse Systemic
Sclerosis
(Scleroderma)
50,000 >$2B
Steroids,
methotrexate
Side effects, poor efficacy
Potential future indications:
Dermatomyositis 13,000 >$1B Steroids, mAbs Side effects, poor efficacy
Marfan Syndrome 5,000 >$1B N/A
Lupus (SLE) 500,000-1.5MM >$3B Steroids, mAbs Side effects, poor efficacy
Idiopathic Pulmonary
Fibrosis (IPF)
70,000 >$1B Pirfenidone
Limited efficacy
InterMune bought by Roche
for $8.5B (2014)

Inflammation
“ON”
Pro-inflammatory
Mediators
(IL6, IL8, PGE2, LTB4)
Immune cell
TGF-ß
CB2 receptor
Inflammation
“OFF”
Fibrosis
“ON”
Fibrosis
“OFF”
• CB2 receptor is present on immune cells and activated by endogenous lipid mediators
• Activation of CB2 turns inflammation off (“inflammatory resolution”)
• Resunab expected to be first CB2-binding anti-inflammatory drug to reach market
• Upstream of other approaches: potential for better safety and potency
CB2 Receptor: Turns inflammation “off”
Immune cell
5
COX
LOX
LXA
Anti-
inflammatory
Mediators
(Lipoxins,
Resolvins, etc)
4

6

7
Resunab

• Resunab: synthetic oral CB2 agonist small-molecule
• Designed to trigger the resolution of chronic inflammation
• Full manufacturing, drug supply, non-clinical safety & pharmacology package for Phase 2 programs
• Excellent clinical safety profile to date: two prior Phase 1 clinical trials (n=121)
• Preparing to launch two Phase 2 clinical studies in 2015
• Lacks CNS side effects of other CB2-binding class members
• Lacks GI side effects of NSAID’s (e.g. Aspirin™, ibuprofen, Celebrex™)
• Lacks metabolic side effects of corticosteroids

Resunab:
Only CB2-Agonist Targeting Inflammation
Company Indication Brain penetration Status Affects CNS
Corbus Pharma Inflammation Minimal
Entering
Phase 2
No
AbbVie Pain Full Phase 1 Yes
Glenmark Pain Full Phase 1 Yes
Eli Lilly Knee pain Full Phase 2 Yes
AstraZeneca Post operative pain Full Phase 2 Yes
Resunab is the only CB2 drug that can be used to treat
inflammation because it does not target the brain

9 Cystic Fibrosis Targeting inflammation at the core of the disease 9

Antibiotics
Kalydeco
(for 6%) of
patients
Very limited
treatment
No treatment
Overview: Cystic Fibrosis
10
•
Inflammatory orphan disease (30,000 patients in USA, 75,000 WW)
•
Average life expectancy of CF patients is approximately 40 years
•
Inflammation at core of disease‘s morbidity and mortality (pulmonary fibrosis)
•
Very high doses of steroids/ibuprofen effective but rarely used due to toxicity
•
Need for safe, chronic anti-inflammatory drug is unmet and universally recognized
•
Pharmaco-economics support premium pricing (e.g. Kalydeco by Vertex priced at $320,000/yr)
CFTR gene
defect
Infection
Fibrosis
Underlying
Inflammation

Antibiotics
Kalydeco
(for 6%)
Resunab Resunab
Resunab
targets key CF inflammatory players
11
TGF- Lipoxin-A4
•
•
• Absent in CF lungs
•
Genetically linked to disease
Associated with worsening symptoms Replacement therapy effective in animal models
CFTR defect
Infection
Fibrosis
Underlying
Inflammation

Fibrosis-inducing agent (Bleomycin) administered to lungs
day 1 followed  by daily oral Resunab for 21 days
P<.004
Bleomycin+
Resunab
therapy
Bleomycin
Control
Gonzales et.al., Annals of Rheumatic Diseases, 2012. 71:1545-51
* Measured by hydroxyproline
Alveoli -air sacs
Resunab
Reduces Pulmonary
Fibrosis In Animal Models
Control Bleomycin Bleomycin
+
Resunab
12
0
50
100
150
200
250
300
350

Resunab
Planned Cystic Fibrosis Phase 2 Trial

Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016
Protocol filed with FDA
X
Study launches
X
First patient dosed
X
Study duration
X X X X X X
Last patient dosed
X
Study data released
X
•
Double blind placebo control study in the USA under IND from FDA
•
Primary end points: Safety/tolerability + PK
•
Secondary end points: Inflammatory biomarkers+ MOA + change in clinical outcome measures
•
Patient number: 70 adults with CF in 15-20 sites
•
Treatment duration: 3 months + 1 month follow-up
•
Dose response: 1mg/day, 5mg/day, 20mg/day and 20mg/2Xday

14 Diffuse Systemic Sclerosis (“Scleroderma”) Relief for a disease with no effective long-term therapy

Overview: Diffuse Systemic Sclerosis (Scleroderma)

• Chronic inflammatory disease causing fibrosis of skin, joints and internal organs
• Orphan disease (50,000 patients in USA)
• 80% of patients are women in their 30’s and 40’s
• Common cause of death: lung fibrosis (50% mortality in 10 years)
• Early stage of disease responds to steroids/methotrexate but with serious side effects
• No effective and safe long-term therapy available
• Pipelines often target Idiopathic Pulmonary Fibrosis (IPF) in conjunction to SSC

Resunab
Inhibits Key Factors in SSC
• TGF-beta plays key role in SSC progression (same in CF and IPF)
• Elevated TGF-beta levels associated with disease progression
• Strong Resunab efficacy data in animal models
• Resunab reduces TGF-beta and collagen in skin fibroblasts from SSC patients
TGF-beta
Collagen
Concentration of Resunab
(µM)
Concentration of Resunab (µM)
Healthy skin fibroblasts
Scleroderma patients’ skin
fibroblasts
0
5
10
15
20
25
30
35
40
45
0 0.1 1 5 10
0
50
100
150
200
250
300
350
400
0 0.1 1 5 10

Resunab
Inhibits Skin Thickening
In Mouse SSC Model
Gonzales et.al., Annals of Rheumatic Diseases, April 4,
2012
17
Control Bleomycin Bleomycin
+
Resunab
Thick skin induced by
Bleomycin
Near normal skin after oral
Resunab taken once daily
for four weeks
Healthy skin

Resunab:
Planned SSC Phase 2 Clinical Trial

Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016
Protocol filed with
FDA
X
Study launches
X
First patient dosed
X
Study duration
X X X X X X
Last patient dosed
X
Study data released
X
•
Double blind placebo control study in USA under IND from FDA
•
Primary end points: Safety/tolerability + PK+ Change in clinical outcomes
•
Secondary end points: Inflammatory biomarkers+ quality of life (QOL)
•
Patient number: 35 adults with SSC with 8-10 sites
•
Treatment duration: 3 months + 1 month follow-up
•
Dose response: 5mg/day, 20mg/day and 20mg/2Xday

Management Team
Yuval Cohen, Ph.D.- Chief Executive Officer
Mark Tepper, Ph.D.- President & Chief Scientific Officer
Sean Moran, C.P.A. M.B.A.- Chief Financial Officer
Barbara White, M.D.- Chief Medical Officer
•
Co-founder and former President of Celsus Therapeutics (CLTX)
•
Expertise in developing anti-inflammatory drugs including for CF
•
Former VP USA Research & Operations, EMD Serono; Sr. Investigator, Bristol-Myers Squibb
•
Key member of project teams which developed the following marketed drugs: Taxol®
(Ovarian Cancer, 2000 peak sales of $1.6B), Orencia® (RA, 2013 sales of $1.4B), Rebif®
(MS, 2013 sales of $2.59B), Gonal-F® (Fertility, 2013 sales of $815MM)
•
Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) &
Anika Therapeutics (ANIK)
•
Former VP Clinical & Medical Director at Amgen, UCB and Medimmune. Expert rheumatologist in scleroderma with decades of experience in clinical trial development.

Board of Directors
Former CEO of PhRMA (1996-2005)
Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009)
Former board member Inspire Pharma (sold to Merck for $430m in 2011)
Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation
Managing Partner of Orchestra Medical Ventures
Over 17 years of venture capital and investment banking experience
Former Managing Director of Spencer Trask Ventures, Inc. securing over $420 million in equity capital
25 years of development, regulatory and senior management experience in the biopharm industry
Former CMO of Insmed, a specialty CF company and current advisor to the CEO
Former Vice President and Head of US Clinical Research and Development at Novartis (2003-2006)
CFO Celldex Therapeutics (CLDX) since 2000
Raised over $415MM financing
20 years experience in industry: Repligen (CFO) and Endogen (CFO)
20
Yuval Cohen, Ph.D.- Chief Executive Officer
Amb. Alan Holmer – Chairman of the Board
David Hochmann
Renu Gupta, MD
Avery W. (Chip ) Caitlin

World Class Scientific Advisors
Professor of Biochemistry and Pharmacology; inventor of Resunab
Professor of Pulmonary and Critical Care Medicine
Professor Medicine, National PI on largest ever anti-inflammatory CF study
Chairman of International Clinical Scleroderma Consortium
Director of UCLA Scleroderma Program
Ex-Chair of Rheumatology
21
Sumner Burstein, Ph.D. - UMass Medical School
Michael Knowles, M.D., Ph.D. - UNC Chapel Hill
James Chmiel, M..D. – Case Western Reserve Medical School
Robert Simms, M.D. - Boston University School of Medicine
Daniel Furst, M.D. – UCLA School of Medicine
Robert Zurier, M..D. - UMass Medical School

22 Financial Profile 22
Stock Ticker: CRBP:OTCQB
$77,400,000 Market capitalization as of November 5, 2014
$10,300,000 Raise from successful private placement (Q2 2014) from institutional and retail base
25,800,000 Common shares outstanding
41,500,000 Fully diluted shares outstanding (including warrants and stock options)
$11,400,000 Available from exercise of callable warrants
NASDAQ Up-listing  to NASDAQ planned by Q-1 2015
Q1 2015
File IND
with FDA
Q1+Q2
2015
Launch
clinical
trials
Q1 2015
Plan to
up-list to
NASDAQ
H2 2016
Data from
clinical
trials
Q4 2014 Q4 2016

Corbus Poised for Significant Upside
Recent Deals
Date Company Partner Type Drug Indication Stage Up-Front Deal Total
11/14 Galecto BMS
Option to
acquire
TD139 Idiopathic pulmonary fibrosis Phase 1 NA $444M*
8/14 InterMune Roche Acquisition Esbriet Idiopathic pulmonary fibrosis Approved NA $8.3B*
9/2013 Galapagos AbbVie License GLPG1837
Mutations in CF patients,
including F508del and G551D
Pre-clinical $45M* $405M*
7/2011 Amira BMS Acquisition AM152
Idiopathic pulmonary fibrosis
and systemic sclerosis
Phase 1 $325M* $475M*
* Figures from company press releases
$405
$444 $450
$8,300
$100
$1,000
$10,000
Galapagos
(License - AbbVie)
Galecto
(M&A - BMS)
Amira
(M&A - BMS)
Intermune
(M&A - Roche)
Recent Deals in CF and Fibrosis
Pre-Clinical Phase 1 Phase 3

Potential Value Indicators
Recent IPO
Date Company Lead Compound Indication Stage Market Cap
9/2014 ProQR QR-010 Cystic Fibrosis - RNA repair Pre-clinical $284.11M
Company Drug Indication Cost per Year 2018 Sales Est.
Vertex Kalydeco
Cystic Fibrosis - mutations of CFTR gene: G551D, G1244E, G1349D,
G178R, G551S, S1251N, S1255P, S549N, or S549R
$294,000
$1.2B**
* Figures from company press releases
** Leerink analyst report
Market Cap of CF and Fibrosis Focused Companies
24
$286
$685
$1,347
$5,335
$26,000
$77
30
300
3000
30000
Corbus ProQR Insmed PTC Intercept Vertex
Market Phase 3 PC Phase 2a
Approved Products

Conclusions
•
Lead Product Resunab
is a novel, safe and promisingly potent clinical
stage anti-inflammatory/anti-fibrotic drug which acts to resolve inflammation
• Targets multiple rare inflammatory indications
• Proven safe in two Phase 1 trials
• Promising potency in multiple pre-clinical models
• Launch two Phase 2 trials in 2015 (Cystic Fibrosis and Scleroderma)
• Completion of studies in 2016
• Strong patent portfolio until 2033

26 100 River Ridge Drive Norwood, MA 02062 www.CorbusPharma.com